Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-E

KEY PERFORMANCE FACTORS
February 29, 2000



Expected B Maturity 6/17/2002


Blended Coupon 6.0678%


Excess Protection Level
3 Month Average   5.40%
February, 2000   6.18%
January, 2000   5.44%
December, 1999   4.57%


Cash Yield18.80%


Investor Charge Offs 4.75%


Base Rate 7.87%


Over 30 Day Delinquency 5.01%


Seller's Interest 9.54%


Total Payment Rate14.30%


Total Principal Balance$48,263,301,515.80


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,604,500,997.31